                                                                   Exhibit 10.22

PREPARED BY AND AFTER RECORDING RETURN TO:

Mayer, Brown & Platt
2000 Pennsylvania Avenue, N.W.
Suite 6500
Washington, D.C. 20006
Attention: Keith J. Willner, Esq.

                        DEED OF TRUST, SECURITY AGREEMENT
                               AND FIXTURE FILING

                                      FROM

                      ARLINGTON SQUARE LIMITED PARTNERSHIP,
                         A VIRGINIA LIMITED PARTNERSHIP,

                                   AS GRANTOR,
                                       TO
                     KEITH J. WILLNER AND SCOTT A. MOREHOUSE
                                  AS TRUSTEES,
                               FOR THE BENEFIT OF

                      METROPOLITAN LIFE INSURANCE COMPANY,
                             A NEW YORK CORPORATION,

                                 AS BENEFICIARY,

                        IN THE AMOUNT OF S21,500,000.00

                               November 25, 1998

                                 RPC #14017016

                       DEED OF TRUST, SECURITY AGREEMENT
                               AND FIXTURE FILING

                               TABLE OF CONTENTS
                               -----------------

                                                                                                    PAGE
                                                                                                    ----
                                    ARTICLE I
                                GRANT OF SECURITY ....................................................3
 Section 1.01 Real Property Grant ....................................................................3
 Section 1.02 Personal Property Grant ................................................................4
 Section 1.03 Satisfaction and Release ...............................................................5

                                   ARTICLE II
                 GRANTOR REPRESENTATIONS, WARRANTIES AND COVENANTS....................................5
 Section 2.01 Due Authorization, Execution, and Delivery .............................................5
 Section 2.02 Performance by Grantor .................................................................6
 Section 2.03 Warranty of Title ......................................................................7
 Section 2.04 Taxes, Liens and Other Charges .........................................................7
 Section 2.05 Escrow Deposits ........................................................................8
 Section 2.06 Care and Use of the Property ..........................................................10
 Section 2.07 Collateral Security Instruments .......................................................12
 Section 2.08 Suits and Other Acts to Protect the Property ..........................................12
 Section 2.10 Business of Grantor ...................................................................12

                                   ARTICLE III
                                    INSURANCE .......................................................13
 Section 3.01 Required Insurance and Terms of Insurance Policies ....................................13
 Section 3.02 Adjustment of Claims ..................................................................16
 Section 3.03 Assignment to Beneficiary .............................................................16

                                   ARTICLE IV
                           BOOKS, RECORDS AND ACCOUNTS ..............................................16
 Section 4.01 Books and Records .....................................................................16
 Section 4.02 Property Reports ......................................................................17
 Section 4 03 Additional Matters ....................................................................17

                                    ARTICLE V
                 LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY .................................17
 Section 5.01 Grantor's Representations and Warranties ..............................................17
 Section 5.02 Assignment of Leases ..................................................................18
 Section 5.03 Performance of Obligations ............................................................19
 Section 5.04 Subordinate Leases and Non-disturbance Agreements .....................................19
 Section 5.05 Leasing Commissions ...................................................................19



                                   ARTICLE VI
                               ENVIRONMENTAL HAZARDS ...............................................20
 Section 6.01 Representations and Warranties .......................................................20
 Section 6.02 Remedial Work ........................................................................20
 Section 6.03 Environmental Site Assessment ........................................................20
 Section 6.04 Unsecured Obligations ................................................................21
 Section 6.05 Hazardous Materials ..................................................................21
 Section 6.06 Requirements of Environmental Laws ...................................................22

                                   ARTICLE VII
                     CASUALTY, CONDEMNATION AND RESTORATION ........................................22
 Section 7.01 Grantor's Representations ............................................................22
 Section 7.02 Restoration ..........................................................................22
 Section 7.03 Condemnation .........................................................................23
 Section 7.04 Requirements for Restoration .........................................................24

                                  ARTICLE VIII
                            REPRESENTATIONS OF GRANTOR .............................................26
 Section 8.01 ERISA ................................................................................26
 Section 8.02 Non-Relationship .....................................................................26
 Section 8.03 No Adverse Change ....................................................................26
 Section 8.04 Foreign Person .......................................................................27
 Section 8.05 Broker ...............................................................................27

                                   ARTICLE IX
                             EXCULPATION AND LIABILITY .............................................28
 Section 9.01 Liability of Grantor .................................................................28

                                    ARTICLE X
                     CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY ...................................29
 Section 10.01 Conveyance of Property, Change in Ownership and Composition .........................29
 Section 10.02 Prohibition on Subordinate Financing ................................................29
 Section 10.03 Restrictions on Additional Obligations ..............................................30
 Section 10.04 Statements Regarding Ownership ......................................................30

                                   ARTICLE XI
                              DEFAULTS AND REMEDIES ................................................30
 Section 11.01 Events of Default ...................................................................30
 Section 11.02 Remedies upon Default ...............................................................31
 Section 11.03 Application of Proceeds of Sale .....................................................34
 Section 11.04 Waiver of Jury Trial ................................................................34
 Section 11.05 Beneficiary's Right to Perform Grantor's Obligations ................................34
 Section 11.06 Beneficiary Reimbursement ...........................................................34
 Section 11.07 Fees and Expenses ...................................................................35
 Section 11.08 Waiver of Consequential Damages .....................................................35
 Section 11.09 Attorney-in-Fact ....................................................................35


 Section 11.10 Indemnification of Trustees .........................................................35
 Section 11.11 Actions by Trustees .................................................................36
 Section 11.12 Substitution of Trustees ............................................................36

                                   ARTICLE XII
                      GRANTOR AGREEMENTS AND FURTHER ASSURANCES ....................................36
 Section 12.01 Participation and Sale of Loan ......................................................36
 Section 12.02 Replacement of Note .................................................................37
 Section 12.03 Grantor's Estoppel ..................................................................37
 Section 12.04 Further Assurances ..................................................................37
 Section 12.05 Subrogation .........................................................................38

                                  ARTICLE XIII
                                SECURITY AGREEMENT .................................................38
 Section 13.01 Security Agreement ..................................................................38
 Section 13.02 Representations and Warranties ......................................................38
 Section 13.03 Characterization of Property ........................................................38
 Section 13.04 Protection Against Purchase Money Security Interests ................................39

                                  ARTICLE XIV
                             MISCELLANEOUS COVENANTS ...............................................39
 Section 14.01 No Waiver ...........................................................................39
 Section 14.02 Notices .............................................................................40
 Section 14.03 Heirs and Assigns; Terminology ......................................................40
 Section 14.04 Severability ........................................................................40
 Section 14.05 Applicable Law ......................................................................40
 Section 14.06 Captions ............................................................................40
 Section 14.07 Time of the Essence .................................................................40
 Section 14.08 No Merger ...........................................................................40
 Section 14.09 No Modifications ....................................................................40
 Section 14.10 Entire Agreement ....................................................................40
 Section 14.11 Counterparts ........................................................................41
 Section 14.12 No Third-Party Beneficiaries ........................................................41
 Section 14.13 Commercial Loan .....................................................................41
 Section 14.14 Effective Date ......................................................................41

                                   EXHIBITS

 EXHIBIT "A": Legal Description of the Land .........................................................I
 EXHIBIT "B": Leasing Guidelines ....................................................................I
 EXHIBIT "C": Specific Items of Personal Property ...................................................I

DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                                 DEFINED TERMS

EXECUTION DATE: As of November 25, 1998

NOTE: The Promissory Note dated as of the Execution Date made by Grantor to the order of Beneficiary in the principal amount of $21,500,000.00, together with all renewals, amendments, modifications, restatements and extensions thereof.

BENEFICIARY & ADDRESS:             METROPOLITAN LIFE INSURANCE COMPANY,
                                   a New York corporation
                                   200 Park Avenue, 12th Floor
                                   New York, New York 10166
                                   Attention: Senior Vice-President
                                              Real Estate Investments

                  and:             Metropolitan Life Insurance Company
                                   One Madison Avenue
                                   New York, New York 10010-3690
                                   Attention: Vice-President and Investment
                                              Counsel
                                              Real Estate Investments

GRANTOR & ADDRESS:                 ARLINGTON SQUARE LIMITED PARTNERSHIP
                                   c/o The Washington Corporation
                                   4650 East-West Highway, Suite 251
                                   Bethesda, Maryland 20814

TRUSTEES & ADDRESS:                KEITH J. WILLNER, a resident of Fairfax
                                   County, Virginia and SCOTT A. MOREHOUSE, a resident of Fairfax County, Virginia,
                                   TRUSTEES, either of whom may act
                                   c/o Mayer, Brown & Platt
                                   2000 Pennsylvania Avenue, N.W.,
                                   Suite 6500
                                   Washington, D.C. 20006

LIABLE PARTIES & ADDRESS:          The Washington Corporation
                                   4650 East-West Highway,
                                   Suite 251
                                   Bethesda, Maryland 20814

COUNTY AND STATE IN WHICH THE PROPERTY IS LOCATED: Arlington County,
                                                   State of Virginia

USE: Office

INSURANCE:

Full Replacement Cost: $23,050,000, including $50,000 for Personal Property. Boiler and Machinery: $5,000,000.
Business Income: $3,225,000.
Commercial General Liability: $10,000,000

ADDRESS FOR INSURANCE NOTIFICATION: Metropolitan Life Insurance Company and/or its successors and assigns

One Madison Avenue
New York, New York 10010-3690
Attn: Risk Management Unit, Area: 3 D/E

LOAN DOCUMENTS: The Note, this Deed of Trust and any other documents related to the Note and/or Deed of Trust and all renewals, amendments, modifications, restatements and extensions of these documents.

GUARANTY: Guaranty Agreement dated as of the Execution Date and executed by Liable Parties, together with all amendments, modifications, replacements, substitutions and restatements thereof.

UNSECURED INDEMNITY AGREEMENT: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower and Liable Parties in favor of Beneficiary, together with all amendments, modifications and restatements thereof.

The Unsecured Indemnity Agreement and the GUARANTY ARE NOT Loan Documents.

         THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (this "DEED OF TRUST") is made as of the Execution Date by Grantor to Trustees for the benefit of Beneficiary with reference to the following Recitals:

                                    RECITALS

         A. This Deed of Trust secures: (1) the payment of the indebtedness evidenced by the Note with interest at the rates set forth in the Note, together with all renewals, modifications, consolidations and extensions of the Note, all additional advances or fundings made by Beneficiary, and any other amounts required to be paid by Grantor under any of the Loan Documents, (collectively, the "SECURED INDEBTEDNESS", and sometimes referred to as the "Loan") and (2) the full performance by Grantor of all of the terms, covenants and obligations set forth in any of the Loan Documents.

         B. Grantor makes the following covenants and agreements for the benefit of Beneficiary or any party designated by Beneficiary, including any prospective purchaser of the Loan Documents or participant in the Loan, and their respective officers, employees, agents, attorneys, representatives and contractors (all of which are collectively referred to as, "BENEFICIARY") and Trustees.

         NOW, THEREFORE, IN CONSIDERATION of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Grantor agrees as follows:

                                    ARTICLE I
                                GRANT OF SECURITY

         SECTION 1.01 REAL PROPERTY GRANT. Grantor irrevocably mortgages, sells, transfers, grants, conveys, assigns and warrants to Trustees, in mist, with power of sale and right of entry and possession, all of Grantor's present and future estate, right, title and interest in and to the following which are collectively referred to as the "REAL PROPERTY":

         (a) that certain real property located in Arlington County, Virginia which is more particularly described in EXHIBIT "A" attached to this Deed of Trust or any portion of the real property; all easements, rights-of-way, gaps, Strips and gores of land; streets and alleys; sewers and water rights; privileges, licenses, tenements, and appurtenances appertaining to the real property, and the reversion(s), remainder(s), and claims of Grantor with respect to these items, and the benefits of any existing or future conditions, covenants and restrictions affecting the real property (collectively, the "LAND");

         (b) all things now or hereafter affixed to or placed on the Land, including all buildings, structures and improvements, all fixtures and all machinery, elevators, boilers, building service equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage) and all other equipment, including restaurant equipment, partitions, appliances, furniture, furnishings, building materials, supplies, computers and software, window coverings and floor coverings, lobby furnishings, and other property now or in the future attached, or installed in the improvements and all replacements, repairs, additions, or substitutions to these items (collectively, the "IMPROVEMENTS");

         (c) all present and future income, rents, revenue, profits, proceeds, accounts receivable, security deposits, and other benefits from the Land and/or Improvements and all deposits made with respect to the Land and/or Improvements, including, but not limited to, any security given to utility companies by Grantor, any advance payment of real estate taxes or assessments, or insurance premiums made by Grantor and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or assessments, and all insurance proceeds payable to Grantor in connection with the Land and/or Improvements whether or not such insurance coverage is specifically required under the terms of this Deed of Trust ("INSURANCE PROCEEDS") (all of the items set forth in this paragraph are referred to collectively as "RENTS AND PROFITS");

         (d) all damages, payments and revenue of every kind that Grantor may be entitled to receive, from any person owning or acquiring a right to the oil, gas or mineral rights and reservations of the Land;

         (e) all proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of any part of the Land and/or Improvements, and all causes of action and recoveries for any diminution in the value of the Land and/or Improvements;

         (f) all licenses, contracts, management agreements, guaranties, warranties, franchise agreements, permits, or certificates relating to the ownership, use, operation or maintenance of the Land and/or Improvements; and

         (g) all names by which the Land and/or Improvements may be operated or known, and all rights to carry on business under those names, and all trademarks, trade names, and goodwill relating to the Land and/or Improvements.

         TO HAVE AND TO HOLD the Real Property, unto Trustees in trust for the use and benefit of Beneficiary, and its successors and assigns, forever subject to the terms, covenants and conditions of this Deed of Trust.

         SECTION 1.02 PERSONAL PROPERTY GRANT. Grantor irrevocably sells, transfers, grants, conveys, assigns and warrants to Beneficiary, its successors and assigns, a security interest in Grantor's interest in all personal property in all of its forms that Grantor now or hereafter owns or in which Grantor now or hereafter acquires an interest or right, including, without limitation, those in which Grantor has an interest in mass or a joint or other interest or right of any kind, those which are now or hereafter located on or affixed to the Real Property, and those in transit thereto or in any other location, or used or useful in the operation, use or occupancy of the Real Property or the construction of any improvements thereon, including, without limitation, all of Grantor's right, title and interest in and to the following items (expressly excluding, however, trade fixtures and other personal property of tenants of the Real Property), all of which are collectively referred to as "PERSONAL PROPERTY":

         (a) any portion of the Real Property which may be personal property, and all other personal property, whether now existing or acquired in the future which is attached to, appurtenant to, or used in the construction or operation of, or in connection with, the Real Property;

         (b) all rights to the use of water, including water rights appurtenant to the Real Property, pumping plants, ditches for irrigation, all water stock or other evidence of ownership of any part of the Real Property that is owned by Grantor in common with others and all documents of membership in any owner's association or similar group;

         (c) all plans and specifications prepared for construction of the Improvements, and all contracts and agreements of Grantor relating to the plans and specifications or to the construction of the Improvements;

         (d) all art work located on or used in connection with the Property or its occupation or occupancy;

         (e) all equipment, furniture, furnishings, appliances, machinery, fixtures, goods and other personal property, at any time located on or used in connection with the Real Property (expressly excluding, however, that certain 1997 Dodge T300 truck having a vehicle identification number of 3B7KF23Z3VM514653);

         (f) a sales agreements, deposits, escrow agreements, other documents and agreements entered into with respect to the sale of any part of the Real Property, and all proceeds of the sale;

         (g) all leases, tenant security deposits, policies of insurance, accounts (including, without limitation, any escrow account described in this Deed of Trust and all sums on deposit therein), documents, instruments and chattel paper, and other agreements and rights relating to the Real Property, and other general intangibles, including but not limited to all governmental permits relating to construction or other activities on the Real Property, all names under or by which the Real Property may at any time be operated or known, including, without limitation, the name "Arlington Square" and any similar name, all rights to carry on business under any such names, or any variant thereof, all trade names, trademarks and franchises relating in any way to the Real Property, all good will in any way relating to the Property, all licenses and permits relating in any way to, or to the operation of, the Property, all contractual rights, all options, all purchase orders, all manufacturers' warranties with respect to improvements, all construction contracts, all maintenance contracts, all service contracts and all of Grantor's claims and rights arising under or pursuant to Section 365 of the Bankruptcy Code, 11 U.S.C. Section 365;

         (h) the items of personal property listed on EXHIBIT "C" annexed hereto; and

         (i) all proceeds from the voluntary or involuntary disposition or claim respecting any of the foregoing items (including, without limitation, judgments, condemnation awards or otherwise) and all substitutions, replacements of, and additions to, any of the foregoing items.

         All of the Real Property and the Personal Property are collectively referred to as the "Property."

         SECTION 1.03 SATISFACTION AND RELEASE. If Grantor shall pay to Beneficiary the Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Grantor shall perform and observe each of the terms, covenants and agreements set forth in the Loan Documents, then this Deed of Trust and all the rights granted by this Deed of Trust shall be satisfied and released by Trustees and/or Beneficiary in accordance with the laws of the Commonwealth of Virginia.

                                    ARTICLE H

                GRANTOR REPRESENTATIONS, WARRANTIES AND COVENANTS

             SECTION 2.01 DUE AUTHORIZATION, EXECUTION, AND DELIVERY.

         (a) Grantor represents and warrants that the execution of the Loan Documents and the Unsecured Indemnity Agreement have been duly authorized and there is no provision in the organizational documents of Grantor requiring further consent for such action by any other entity or person.

          (b) Grantor represents and warrants that it is duly formed, validly existing and is in good standing under the laws of the state of its formation and in the Commonwealth of Virginia, that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

          (c) Grantor represents and warrants that the execution, delivery and performance of the Loan Documents will not result in Grantor's being in default under any provision of its organizational documents or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

          (d) Grantor represents and warrants that the Loan Documents and the Unsecured Indemnity Agreement have been duly authorized, executed and delivered by Grantor and constitute valid and binding obligations of Grantor which are enforceable in accordance with their terms. Grantor represents and warrants that each individual executing the Loan Documents on behalf of Grantor has the legal capacity and authority to execute the Loan Documents.

          (e) The limited partnership interests evidenced by the Grantor's organizational documents have been issued in accordance with all applicable federal and state securities laws, or authorized exemptions from such securities laws, including, but not limited to, the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934. The limited partnership interests of Grantor have not been issued in violation of any federal, state or local securities law, and to the extent that these securities have been issued in reliance on exemptions from such federal or state securities law, all necessary steps have been taken to qualify for such exemptions. The limited partners of Grantor have been properly notified of all applicable securities laws and related restrictions on their ability to transfer, sell or otherwise dispose of their partnership interests in Grantor. The name of Beneficiary is not and will not be in any of the offering materials provided or to be provided to any person, including, but not limited to, any of the limited partners of Grantor, nor has there been any representation, whether written, oral or otherwise, that Beneficiary in any way has participated or endorsed the offering of the partnership interests in Grantor.

         (f) Without the prior written consent of Beneficiary, to be exercised * in Beneficiary's sole and absolute discretion, other than the Permitted Exceptions, Grantor shall not create, place or allow to remain any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic liens, tax liens or assessment liens regardless of whether or not they are subordinate to the lien created by this Deed of TRUST (collectively, "LIENS AND ENCUMBRANCES"). If any Liens and Encumbrances are recorded against the Property or any part of the Property, Grantor shall obtain a discharge and release of any Liens and Encumbrances within fifteen (15) days after receipt of notice of their existence.

          SECTION 2.02 PERFORMANCE BY GRANTOR. Grantor shall pay the Secured Indebtedness to Beneficiary and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

         SECTION 2.03 WARRANTY OF TITLE.

         (a) Grantor warrants that it owns and holds marketable and indefeasible fee simple absolute title to the Real Property, and that it has the right and is lawfully authorized to sell, convey or encumber the Property subject only to those property specific exceptions to title recorded in the real estate records of Arlington County, Virginia and contained in Schedule B of the title insurance policy or policies which have been approved by Beneficiary (the "PERMITTED EXCEPTIONS"). The Property is free from all due and unpaid taxes, assessments and mechanics' and materialmen's liens.

         (b) Grantor further covenants to warrant and forever defend Trustee and Beneficiary from and against all persons claiming any interest in the Property.

         SECTION 2.04 TAXES, LIENS AND OTHER CHARGES.

         (a) Unless otherwise paid to Beneficiary as provided in SECTION 2.05 hereof, Grantor shall pay (i) all real estate and other taxes, assessments, water and sewer charges, vault and other license or permit fees, and (ii) all other liens, fines, penalties, interest and similar public and private claims in excess of $50,000, which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property (all of the foregoing items are collectively referred to as the "IMPOSITION(S)"). The Impositions shall be paid not later than ten (10) days before the dates on which the particular Imposition would become delinquent and Grantor shall produce to Beneficiary receipts of the imposing authority, or other evidence reasonably satisfactory to Beneficiary, evidencing the payment of the Imposition in full. If Grantor elects by appropriate legal action to contest any Imposition, Grantor shall first deposit cash with Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Grantor deposits this sum with Beneficiary, Grantor shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Grantor shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in SECTION 11.01 hereof), the monies which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Grantor.

         (b) In the event of the passage, after the Execution Date, of any law which deducts from the value of the Property, for the purposes of taxation, any lien or security interest encumbering the Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Beneficiary, at Beneficiary's option, the Secured Indebtedness shall immediately become due and payable. Notwithstanding the preceding sentence, Beneficiary's election to accelerate the Loan shall not be effective if (1) Grantor is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does. pay the Imposition or the increased portion of the Imposition and (2) Grantor agrees in writing to pay or reimburse Beneficiary in accordance with SECTION 11.06 hereof for the payment of any such Imposition which becomes payable at any time when the Loan is outstanding.

         SECTION 2.05 ESCROW DEPOSITS.

         (a) Without limiting the effect of SECTION 2.04 and SECTION 3.01, Grantor shall pay to Beneficiary monthly on the same date the Monthly Installment (as defined in the Note) is payable under the Note, an amount equal to 1/12th of the amounts Beneficiary reasonably estimates are necessary to pay, on an annualized basis, (a) all Impositions and (b) the premiums for the issuance policies required under this Deed of Trust (collectively, the `TAXES'~ until such time as Grantor has deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Beneficiary any additional amounts necessary to pay the Premiums and Impositions. Notwithstanding the foregoing (but without limiting the effect of SECTION 2.04 or SECTION 3.01), until and unless an Event of Default shall exist, Grantor shall not be required to deposit with Beneficiary with its monthly installment either the Premiums or the portion of the Impositions consisting of water and sewer charges and license or permit fees. Grantor will furnish to Beneficiary bills for the Impositions and PREMIUM thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Beneficiary without any requirement to pay interest to Grantor on account of these funds. If an Event of Default occurs, Beneficiary shall have the right, at its election, to apply any amounts held under this SECTION 2.05 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

         (b)(i) In addition, on the Advance Date, Grantor will pay to Beneficiary $25,000.00; and commencing on the first day of the first month after the Advance Date (as defined in the Note), and thereafter monthly on the same date the Monthly Installment is payable under the Note, Grantor shall pay to Beneficiary an amount equal to Twelve Thousand Five Hundred Dollars ($12,500.00), up to an aggregate amount so deposited (exclusive of interest) of One Million Five Hundred Thousand Dollars ($1,500,000.00). All of such amounts, collectively, together with interest thereon which is on deposit from time to time, are hereinafter referred to as the "LEASING FUNDS". Commencing on the first day of the 13th month after the Execution Date and continuing on the anniversary of such date every year thereafter, Beneficiary shall pay to Borrower, within 30 days of such date, all interest which may have accrued on the Leasing Funds for the previous 12 month period.

         (ii) The Leasing Funds shall be held by Beneficiary subject to the terms hereof as assurance to Beneficiary of (i) the completion of all tenant finish work required in connection with the re-leasing under Qualifying Leases (hereinafter defined) of any and all rentable space at the Property (the "Re-Leasing Space") in good and workmanlike manner, using materials of first-class grade and quality, free and clear of claims or liens for labor or materials (the "TI Work") and (ii) the payment of leasing commissions in respect of such re-leasing under Qualifying Leases (the "Leasing Commissions"), and Grantor hereby covenants to pay for such TI Work and to pay such Leasing Commissions promptly when such amounts are due and payable and before any late charge or penalty attaches. The term "Qualifying Lease" shall mean a lease which is satisfactory in form and substance to Beneficiary in Beneficiary's sole discretion.

         (iii) Beneficiary shall invest the Leasing Funds in interest-bearing deposit accounts or in securities of any mutual fund offered by any investment company or in other instruments or investments selected by Beneficiary, including those of Beneficiary or its affiliates. If the Leasing Funds are invested in Grantor's name with any bank or trust company or through any other investment company other than with Beneficiary, Grantor shall provide the written waiver of such bank, trust company or investment company, of any right set-off against the Leasing Funds arising from the nonpayment of other obligations of Grantor to such bank, trust company or investment company. Grantor shall be responsible for all tax filings and payments required with respect to interest accrued on the Leasing Funds. Grantor's taxpayer identification number is 52-1453274.

         (iv) Subject to the provisions of (v) below and, provided that no Event of Default then exists, Beneficiary shall release portions of the Leasing Funds to Grantor for the payment of TI Work and Leasing Commissions, but not in excess of the lesser of (i) Grantor's actual out-of-pocket costs for such TI Work and Leasing Commissions or (ii) $25.00 per square foot for TI Work plus $10.00 per square foot for Leasing Commissions, pursuant to requests made by Grantor from time to time and approved by Beneficiary for release of Leasing Funds in respect of costs incurred for TI Work and Leasing Commissions under Qualifying Leases. All such requests shall be in writing and shall include (i) a copy of the Qualifying Lease, (ii) documentation reasonably satisfactory to Beneficiary including (A) as to Leasing
Commissions: invoices and final or partial lien waivers, as applicable, covering amounts to be released, and (B) as to TI Work: invoices and paid receipts, demonstrating that the all-in costs of the T1 Work under the Qualifying Lease have been fully paid and that all TI Work has been completed in accordance with the terms and requirements of the Qualifying Lease, free and clear of any liens as evidenced by final and unconditional lien waivers or evidence acceptable to Beneficiary in its reasonable discretion, (iii) satisfactory evidence, including an executed tenant estoppel certificate, that the Qualifying Lease is in full force and effect, with the tenant having accepted the premises demised thereunder and being in occupancy and paying rent, (iv) if required by the terms of the Loan Documents or the Qualifying Lease, a subordination, nondisturbance and attornment agreement which is satisfactory in all respects to Beneficiary, (v) a satisfactory certificate from an architect or contract acceptable to Beneficiary certifying that the TI Work has been completed in accordance with the plans and specifications for the Qualifying Lease and all applicable governmental rules and regulations, (vi) inspection of the demised space at Beneficiary's option,
(vii) evidence of governmental approval of completion of the TI Work, if applicable, and (viii) evidence of the amount of all leasing commissions payable in connection with the Qualifying Lease. Notwithstanding the foregoing requirements in the preceding sentence, Grantor shall only be required to provide the materials described in items (i), (iii), (iv) and
(viii) in connection with as request for release to fund a tenant improvement allowance in connection with the renewal of either or both of the Leases of the Property in place on the date of this Deed of Trust Requests shall be made in respect of not less than $125,000 and not more often than quarterly, and each request for the release of Leasing Funds shall constitute a representation and warranty by Grantor that all of the information contained in or provided with such request and all previous requests is true and accurate in all material respects and does not omit any facts or information which would render such request or requests misleading.

         (v) Anything to the contrary in this Deed of Trust notwithstanding, if an Event of Default exists, Beneficiary shall have the right, at its sole election, to apply the Leasing Funds in reduction of the Secured
Indebtedness, or in payment of any outstanding TI Work or Leasing Commissions.

         (vi) Grantor hereby pledges to Beneficiary the Leasing Funds and any other amounts deposited with Beneficiary under this SECTION 2.05, and any instruments in which they are invested hereunder, and grants Beneficiary a lien thereon and security interest therein as security for payment of the Secured Indebtedness and performance of Grantor's obligations under the Loan Documents. Grantor covenants and agrees to take all actions reasonably requested by Beneficiary to better assure to Beneficiary the benefits of its security interest hereunder.

         (vii) In addition to all liens upon, and rights of set off against, the money, securities or other property of Grantor given to Beneficiary by law, Beneficiary shall have a lien upon, security title to, a security interest in and right of set off against the Leasing Funds and any other amounts deposited with Beneficiary under this SECTION 2.05, and any instruments or account,of other vehicle in which they are invested, and every such lien, security title, security interest and right of setoff may be exercised without demand upon or notice to Grantor. No lien, security title, security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Beneficiary, or by any neglect to exercise such right or setoff to enforce such lien, security title, security interest or by any delay in so doing, and every lien, security title, security interest and right of setoff shall continue in full force and effect until the Secured Indebtedness has been fully repaid.

         SECTION 2.06 CARE AND Use of THE PROPERTY.

         (a) Grantor represents and warrants to Beneficiary as follows:

                  (i) All authorizations, approvals, licenses, including without limitation liquor licenses, if any, and operating permits required to allow the Improvements to be operated for the Use have been obtained, paid for and are in full force and effect.

                  (ii) The Improvements, all PLAN , parking facilities and landscaping upon the described Land and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section) and Grantor shall at all times comply with all present or future Requirements affecting or relating to the Property and/or the Use. Grantor shall furnish Beneficiary, on request, proof of compliance with the Requirements. Grantor shall not use or permit the use of the Property, or any part thereof, for any illegal purpose. "REQUIREMENTS" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses, certificates of occupancy and/or other certificates that may be necessary from time to time to comply with any of the these requirements.

                  (iii) Grantor has complied with all requirements of all instruments and agreements affecting the Property, whether or not of record, including without limitation all covenants and agreements by and between Grantor and any governmental or regulatory agency pertaining to the development, use or operation of the Property. Grantor, at its sole cost and expense, shall keep the Property in good order, condition, and repair, and make all necessary structural and nonstructural, ordinary and extraordinary repairs to the Property and the Improvements.

                  (iv) Grantor shall abstain from, and not permit, the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Beneficial.

                  (v) The zoning approval for the Property is not dependent upon the ownership or use of any property which is not encumbered by this Deed of Trast.

         (b) Beneficiary shall have the right, at any time and from time to time during normal business hours, to enter the Property in order to ascertain Grantor's compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work, and to inspect premises occupied by tenants. Grantor shall cooperate with Beneficiary performing these inspections.

         (c) Grantor shall use, or cause to be used, the Property continuously for the Use. Grantor shall not use, or permit the use of, the Property for any other use without the prior written consent of Beneficiary. To the extent the Property is used as a residential apartment complex, (i) Grantor shall not file or record a declaration of condominium, master deed of trust or mortgage or any other similar document evidencing the imposition of a so-called "condominium regime" whether superior or subordinate to this Deed of Trust and (ii) Grantor shall not permit any part of the Property to be converted to, or operated as, a "cooperative apartment house" whereby the tenants or occupants participate in the ownership, management or control of any part of the Property.

         (d) Without the prior written consent of Beneficiary, Grantor shall not
(i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances; (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning ordinances; or (iii) subject the Property to restrictive covenants.

         SECTION 2.07 COLLATERAL SECURITY INSTRUMENTS. Grantor covenants and agrees that if Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of the Property is made pursuant to the terms of this Deed of Trust Beneficiary may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under this Deed of Trust, and without waiving any breach or default of Grantor under this Deed of Trust or any other Loan Document.

         SECTION 2.08 SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.

         (a) Grantor shall immediately notify Beneficiary of the commencement, or receipt of notice, of any and all actions or proceedings or other material matter or claim affecting the Property and/or the interest of Beneficiary under the Loan Documents (collectively, "Actions"). Grantor shall appear in and defend any Actions.

         (b) Beneficiary shall have the right, at the cost and expense of Grantor, to institute, maintain and participate in Actions and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect the Property and/or the interest of Beneficiary under the Loan Documents. Any money paid by Beneficiary under this Section shall be reimbursed to Beneficiary in accordance with SECTION 11.06 hereof.

         SECTION 2.10 BUSINESS OF GRANTOR. Grantor shall at all times be a single purpose entity and shall not (a) engage in business other than owning and operating the Property (operation of the Property shall include construction of tenant improvements pursuant to Leases), (b) acquire or own a material asset other than the Property and incidental Personal Property, (c) maintain assets in a way difficult to segregate and identify or commingle its assets with the assets of any other person or entity; (d) fail to hold itself out to the public as a legal entity separate from any other, (e) fail to conduct business solely in its name or fail to maintain records, accounts of bank accounts separate from any other person or entity; (0 file or consent to a petition pursuant to application of bankruptcy, insolvency, liquidation or reorganizational statutes, or make an assignment for the benefit of creditors without the unanimous consent of its partners, members or stockholders, as applicable, (g) incur additional indebtedness except for trade payables in the ordinary course of business of owning and operating the Property, (h) dissolve, liquidate, consolidate, merge or sell all or substantially all of its assets, or (i) modify, amend or revise its organizational documents, except to comply with law enacted after the Execution Date, to change the registered agent or business address not more than once a year, or as may be necessary to effectuate any Transfer permitted under
ARTICLE X hereof

                                    ARTICLE III
                                     INSURANCE

         SECTION 3.01 REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES.

         (a) During the term of this Deed of Trust, Grantor at its sole cost and expense must provide insurance policies and certificates of insurance satisfactory to Beneficiary as to amounts, types of coverage and the companies underwriting these coverages. In no event will such policies be terminated or otherwise allowed to lapse. Grantor shall be responsible for its own deductibles. Grantor shall also pay for any insurance, or any increase of policy limits, not described in this Deed of Trust which Grantor requires for its own protection or for compliance with government statutes. Grantor's insurance shall be primary and without contribution from any insurance procured by Beneficiary.

         Policies of insurance shall be delivered to Beneficiary in accordance with the following requirements:

                  (1) All Risk Property insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction endorsements, in each case (i) in an amount equal to 100% of the "Full Replacement Cost" of the Improvements and Personal Property, which for purposes of this ARTICLE III shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and with a Replacement Cost Endorsement; (ii) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (iii) providing for no deductible in excess of $10,000; and
         (iv) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses. The Full Replacement Cost shall be determined from time to time by an appraiser or contractor designated and paid by Grantor and approved by Beneficiary or by an engineer or appraiser in the regular employ of the insurer.

                  (2) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than the amount set forth in the Defined Terms; (ii) to continue at not less than this limit until required to be changed by Beneficiary in writing by reason of changed economic conditions making such protection inadequate; and (iii) to cover at least the following hazards: (a) premises and operations; (b) products and completed operations on an "if any" basis; (c) independent contractors; (d) blanket contractual liability for all written and oral contracts; and (e) contractual liability covering the indemnities contained in this Deed of Trust to the extent available.

                  (3) Business Income insurance in an amount sufficient to prevent Grantor from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover one (1) year's "Business Income" (as hereinafter defined). The amount shown in the Defined
         Terms is the current estimate of one year's "Business Income". "BUSINESS INCOME" shall mean the sum of (i) the total anticipated gross income from occupancy of the Property, (ii) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to Grantor,
         (iii) the fair market rental value of any portion of the Property which is occupied by Grantor, and (iv) any other amounts payable to Grantor or to any affiliate of Grantor pursuant to leases.

                  (4) If Beneficiary determines at any time that any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Grantor will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

                  (5) During the period of any construction or renovation or alteration of the Improvements, a so-called "Builder's All Risk" insurance policy in nonreporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Beneficiary including an Occupancy endorsement and Worker's Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the Commonwealth of Virginia.

                  (6) Workers' Compensation insurance, subject to the statutory limits Of the Commonwealth of Virginia, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable).

                  (7) Boiler & Machinery insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown.

                  (8) Such other insurance as MAY FROM TIME TO TIME be reasonably required by Beneficiary against other insurable hazards, including, but not limited to, vandalism, sinkhole and mine subsidence.

         (b) Beneficiary's interest must be clearly stated by endorsement in the insurance policies described in this SECTION 3.01 as follows:

                  (1) The policies of insurance referenced in subsections
         (a)(1), (a)(3), (a)(4) and (a)(7) of this SECTION 3.01 shall identify Beneficiary under the New York Standard Mortgagee Clause
         (non-contributory) endorsement.

                  (2) the insurance policy referenced in SUBSECTION 3.01(A)(2) shall name Beneficiary as an additional insured.

                  (3) All of the policies referred to in SECTION 3.01 shall provide for at least thirty (30) days' written notice to Beneficiary in the event of policy cancellation and/or material change.

          (c) All the insurance companies must be authorized to do business in New York State and the Commonwealth of Virginia and be approved by Beneficiary. The insurance companies must have a general policy rating of A or better and a financial class of X or better by A.M. Best Company, Inc. and a claims paying ability of BBB or better according to Standard & Poors. If there are any Securities (as defined in SECTION 12.01 hereof) issued with respect to this Loan which have been assigned a rating by a credit rating agency approved by Beneficiary (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Grantor shall deliver evidence satisfactory to Beneficiary of payment of premiums due under the insurance policies.

          (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Beneficiary upon request. If any policy is canceled before the Loan is satisfied, and Grantor fails to immediately procure replacement insurance, Beneficiary reserves the right but shall not have the obligation immediately to procure replacement insurance at Grantor's cost.

          (e) Grantor shall be required during the term of the Loan to continue to provide Beneficiary with original renewal policies or replacements of the insurance policies referenced in SECTION 3.01(A). Beneficiary may accept Certificates of Insurance evidencing insurance referenced in subsections (a)(2), (a)(4), and (a)(6) of this SECTION 3.01 instead of requiring the actual policies. Beneficiary shall be provided with renewal Certificates of Insurance, or Binders, not less than fifteen (15) days prior to each expiration. The failure of Grantor to maintain the insurance required under this ARTICLE III shall not constitute a waiver of Grantor's obligation to fulfill these requirements.

         (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Beneficiary's Address for Insurance Notification as set forth in the Defined Terms until changed by notice from Beneficiary.

         SECTION 3.02 ADJUSTMENT OF CLAIMS. Grantor hereby authorizes and empowers Beneficiary to settle, adjust or compromise any claims for damage to, or loss or destruction of, all or a portion of the Property in an amount in excess of one percent (1%) of the then outstanding Secured Indebtedness, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction.

         SECTION 3.03 ASSIGNMENT TO BENEFICIARY. In the event of the foreclosure of this Deed of Trust or other transfer of the title to the Property in extinguishment of the Secured Indebtedness, all right, title and interest of Grantor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights under these insurance policies and any other insurance policies covering the Property shall pass to the transferee of the Property.

                                   ARTICLE IV
                           BOOKS, RECORDS AND ACCOUNTS

         SECTION 4.01 BOOKS AND RECORDS. Grantor shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Beneficiary in its sole discretion. consistently applied and furnish to
Beneficiary:

                  (a) quarterly certified rent rolls signed and dated by Grantor, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in SECTION 5.02 hereof) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Beneficiary, within thirty (30) days after the end of each fiscal quarter,

                  (b) a quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Grantor in the form required by Beneficiary, and if available, any quarterly operating statement prepared by an independent certified public accountant, within thirty to sixty (30-60) days after the close of each fiscal quarter of Grantor;

                  (c) an annual balance sheet and profit and loss statement of Grantor in the form required by Beneficiary, prepared and certified by Grantor, as the case may be, or if required by Beneficiary, audited financial statements for Grantor and any Liable Parties prepared by an independent certified public accountant acceptable to Beneficiary within ninety (90) days after the close of each fiscal year of Grantor and the Liable Parties, as the case may be; and

                  (d) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming year and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year.

         SECTION 4.02 PROPERTY REPORTS. Upon request from Beneficiary or its representatives and designees, Grantor shall furnish in a timely manner to
Beneficiary:

                  (a) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Beneficiary, in reasonable detail and certified by Grantor (or an officer, general partner, member or principal of Grantor if Grantor is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

                  (b) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Beneficiary to obtain information regarding such accounts directly from such financial institutions.

         SECTION 4.03 ADDITIONAL MATTERS.

                  (a) Grantor shall furnish Beneficiary with such other additional financial or management information (including, without limitation, State and Federal tax returns) as may, from time to time, be reasonably required by Beneficiary or the rating agencies in form and substance satisfactory to Beneficiary or the rating agencies.

                  (b) Grantor shall furnish Beneficiary and its agents convenient facilities for the examination and audit of any such books and records.

                                    ARTICLE V
                LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

         SECTION 5.01 GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Beneficiary as follows:

         (a) There are no leases or occupancy agreements affecting the Property except the leases and amendments listed in the Certification Regarding Rent Roll dated as of the Execution

Date, and Grantor has delivered to Beneficiary true, correct and complete copies of all leases, including amendments (collectively, "EXISTING LEASES") and all guaranties and amendments of guaranties given in connection with the Existing Leases (the "GUARANTIES").

         (b) All Existing Leases and Guaranties are in full force and effect without any oral or written modification except as set forth in writing in the copies delivered to Beneficiary.

         (c) There are no defaults by Grantor under the Existing Leases and Guaranties and, to the best knowledge of Grantor, there are no defaults by any tenants under the Existing Leases or any guarantors under the Guaranties. The Existing Leases and the Guaranties are in full force and effect.

         (d) To the best knowledge of Grantor, none of the tenants or any combination of tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property, nor any guarantor of any lease of 10% or more of the Property, is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

         (e) Except only for rent and additional rent for the current month, Grantor has not accepted under any of the Leases any payment of advance rent, additional rent or security deposit in an amount that is more than one month's rent and additional rent.

         (f) Grantor has deposited all security deposits, if any, delivered in connection with the Existing Leases in accordance with applicable law.

         (g) No tenant under any Existing Lease has asserted any defense, set-off or counterclaim with respect to its tenancy or its obligations under its lease, and no such defense, set-off or counterclaim exists.

         (h) There are no unfulfilled landlord obligations due to tenants for tenant improvements, moving expenses or rental concessions or other matters, and all credits required to be paid or contributed by Grantor under the Existing Leases have been paid or contributed in full.

         (i) None of the Existing Leases or Rents and Profits have been assigned, pledged, hypothecated or otherwise encumbered or transferred by Grantor except to the extent provided in the Loan Documents.

         SECTION 5.02 ASSIGNMENT OF LEASES. In order to further secure payment of the Secured indebtedness and the performance of Grantor's obligations under the Loan Documents, Grantor absolutely, presently and unconditionally grants, assigns and transfers to Beneficiary all of Grantor's right, title, interest and estate in, to and under (a) all of the Existing Leases and Guaranties affecting the Property and (b) all of the future leases and guaranties and (c) the Rents and Profits. Grantor acknowledges that it is permitted to collect the Rents and Profits pursuant to a revocable license, unless and until an Event of Default occurs. The Existing Leases and

Guaranties and all future leases, lease amendments and guaranties are collectively referred to as the "LEASES".

         SECTION 5.03 PERFORMANCE OF OBLIGATIONS.

         (a) Grantor shall Perform all Obligations under any and all Leases. If any of the acts described in this Section are done without the written consent of Beneficiary, at the option of Beneficiary, they shall be of no force or effect and shall constitute a default under this Deed of Trust.

         (b) Grantor agrees to furnish Beneficiary executed copies of all future Leases. Grantor shall not, without the express written consent of Beneficiary, (i) enter into or extend any Lease unless the Lease complies with the Leasing Guidelines which are attached to this Deed of Trust as EXHIBIT "B", or (ii) cancel or terminate any Leases (except in the case of a default) unless Grantor has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (iii) modify or amend any Leases in any material way or reduce the rent or additional rent, or (iv) consent to an assignment of the tenant's interest or to a subletting of any Lease unless the tenant remains liable under the Lease following the assignment or subletting, or (v) accept payment of advance rents or security deposits in an amount in excess of one month's rent or (vi) enter into any options to purchase the Property.

         SECTION 5.04 SUBORDINATE LEASES AND NON-DISTURBANCE AGREEMENTS.

         (a) Each of the Leases affecting the Property shall be subordinate to the lien of this Deed of Trust and shall also contain a provision, satisfactory to Beneficiary, to the effect that in the event of the judicial or non-judicial foreclosure of the Property, the particular Lease shall not be terminated and the tenant shall attorn to the purchaser.

         (b) If Beneficiary requests, Grantor shall cause a tenant or tenants to enter into subordination and attornment agreements or nondisturbance agreement with Beneficiary on forms which have been approved by Beneficiary. Notwithstanding SECTION 5.03 above, Beneficiary shall have approval rights with respect to any Lease, including, without limitation, Leases which otherwise comply with the Leasing Guidelines, in the event Beneficiary is asked to provide a nondisturbance agreement in connection with such Lease. Grantor shall pay or, on demand, reimburse Beneficiary for the payment of any reasonable costs or expenses (including reasonable attorneys' fees and disbursements) incurred or expended in connection with or incidental to
(i) the review and approval of any Lea requiring a non-disturbance agreement, and (ii) the preparation and negotiation of a non-disturbance agreement in connection with any Lease.

         SECTION 5.05 LEASING COMMISSIONS. Grantor covenants and agrees that all contracts and agreements relating to the Property requiring the payment of leasing commissions, management fees or other similar compensation shall
(a) provide (whether in the agreement itself or a separate subordination agreement) that the obligation will not be enforceable against Beneficiary and (b) be subordinate to the lien of this Deed of Trust. Beneficiary will be provided evidence of Grantor's compliance with this Section upon request.

                                   ARTICLE VI
                              ENVIRONMENTAL HAZARDS

         SECTION 6.01 REPRESENTATIONS AND WARRANTIES. Grantor hereby represents, warrants, covenants and agrees to and with Beneficiary that (a) neither Grantor nor, to the best of Grantor's knowledge, after due inquiry, any tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted, nor at any time will Grantor place, suffer or permit the presence of any toxic waste or other Hazardous Materials (as defined in SECTION 6.05 hereof) or any contaminants, oil or pesticides at, on, under, within or about the Property, except (i) for small amounts in retail containers used in approved operations and maintenance programs and in compliance with all Requirements of Environmental Laws, or (ii) as expressly approved by Beneficiary in writing, (b) neither Grantor nor any portion of the Property is subject to any existing, pending or threatened investigation by any governmental authority under any Requirements of Environmental Laws (as defined in SECTION 6.06 hereof), (c) Grantor has not and is not required by any Requirements of Environmental Laws to obtain any permits or licenses to use any portion of the Improvements, fixtures, or equipment on the Property, (d) all operations or activities upon the Property, and any use or occupancy of the Property by Grantor are presently and shall in the future be in compliance with all Requirements of Environmental Laws, (e) Grantor will use best efforts to assure (i) that any tenant, subtenant or occupant of the Property shall in the future be in compliance with all Requirements of Environmental Laws and (ii) that no tenant, subtenant or occupant places, suffers or permits any toxic waste or other Hazardous Materials, or any contaminants, oil or pesticides at, on, under, within or about the Property, and (f) Grantor will comply with all of the requirements and recommendations set forth in any environmental site assessment performed with respect to the Property prior to the date hereof as a condition of the Loan and will obtain and forward to Beneficiary revised environmental site assessments, if requested by Beneficiary.

         SECTION 6.02 REMEDIAL WORK. In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "REMEDIAL WORK") reasonably necessary or desirable under any Requirements of Environmental Laws (defined below), Grantor shall within thirty (30) days after written demand by Beneficiary (or such shorter period of time as may be required under Requirements of Environmental Laws) perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Grantor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Grantor and approved in advance in writing by Beneficiary. All costs and expenses of Remedial Work shall be paid by Grantor including, without limitation, the charges of the contractor(s) and/or the consulting engineer, and Beneficiary's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Grantor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, subject to the provisions of SECTIONS 11.05 and 11.06 hereof.

         SECTION 6.03 ENVIRONMENTAL SITE ASSESSMENT. Beneficiary shall have the right, at any time and from time to time, to undertake, at the expense of Grantor, an environmental site assessment on the Property, including any testing that Beneficiary may determine, in its sole discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws. Grantor shall cooperate fully with Beneficiary and its consultants performing such assessments and tests.

         SECTION 6.04 UNSECURED OBLIGATIONS. No amounts which may become owing by Grantor to Beneficiary under this ARTICLE VI or under any other provision of this Deed of Trust as a result of a breach of or violation of this ARTICLE VI shall be secured by this Deed of Trust. The obligations shall continue in full force and effect and any breach of this ARTICLE VI shall constitute an Event of Default. The lien of this Deed of Trust shall not secure (a) any obligations evidenced by or arising under the Unsecured Indemnity Agreement ("UNSECURED OBLIGATIONS"), or (b) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Deed of Trust but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Beneficiary to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by this Deed of Trust following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

         SECTION 6.05 HAZARDOUS MATERIALS. "HAZARDOUS MATERIALS" shall include without limitation:

         (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Sections 9601 ET SEQ., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 ET SEQ., and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 ET SEQ., and in the regulations promulgated pursuant to said laws;

         (b) Those substances regulated pursuant to or identified in the Virginia Pesticide Law, Va. Code Ann. Section 3.1-249.27 ET SEQ.; Air Pollution Control Board Va. Code Ann. Section 10.1-1300 ET SEQ.; Virginia Waste Management Act Section 10.1-1400 ET SEQ.; Transportation of Hazardous Radioactive Materials, Va. Code Ann. Section 44-146.30; Virginia Hazardous Materials Emergency Response Program, Va. Code Ann. Section 44-146.34; State Water Control Law, Va. Code Ann. Section 62.1-44.2 ET SEQ.; The Groundwater Act of 1973, Va. Code Ann. Section 62.1-44.83 ET SEQ.; and Miscellaneous Offenses, Va. Code Ann. Section 62.1-194 ET SEQ., and the regulations promulgated pursuant to such laws;

         (c) Those chemicals determined by any Arlington County or Commonwealth of Virginia or federal department, board or agency, or any other agency or governmental board having jurisdiction over any of the Property to cause cancer or reproductive toxicity;

         (d) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

         (e) Any material, waste or substance which is (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 ET SEQ. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (v) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 ET SEQ.; (vi) flammable explosives; or (vii) radioactive materials; and

         (f) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

         SECTION 6.06 REQUIREMENTS OF ENVIRONMENTAL LAWS. "REQUIREMENTS OF ENVIRONMENTAL LAWS" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (a) exposure to Hazardous Materials;
(b) pollution or protection of the air, surface water, ground water, land;
(c) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (d) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                                   ARTICLE VII
                      CASUALTY, CONDEMNATION AND RESTORATION

         SECTION 7.01 GRANTOR'S REPRESENTATIONS. Grantor represents and warrants as follows:

         (a) Except as expressly approved by Beneficiary in writing, no casualty or damage to any part of the Property which would cost more than $50,000 to restore or replace has occurred which has not been fully restored or replaced.

         (b) No part of the Property has been taken in condemnation or other similar proceeding or transferred in lieu of condemnation, nor has Grantor received notice of any proposed condemnation or other similar proceeding affecting the Property.

         SECTION 7.02 RESTORATION.

         (a) Grantor shall give prompt written notice of any casualty to the Property to Beneficiary whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property.

         (b) In the event of any damage to or destruction of the Property, and regardless of whether Net Insurance Proceeds (defined below) are available therefor, Grantor shall commence and diligently pursue to completion the Restoration of the Property. Grantor assigns to Beneficiary all Insurance Proceeds which Grantor is entitled to receive in connection with a casualty whether or not such insurance is required under this Deed of Trust. In the event of any damage to or destruction of the Property, and provided that (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security (as defined in SUBSECTION 7.02 (c) hereof), and (ii) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the "RESTORATION") can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the casualty and at least equal in value as that existing prior to the casualty, then, if the amount of Insurance Proceeds is $100,000 or less, Grantor may hold and disburse such proceeds, and, in the amount of Insurance Proceeds is more than $100,000, Beneficiary shall hold and disburse the Insurance Proceeds, less
(x) the cost, if any, to Beneficiary of recovering the Insurance Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees, and (y) any Business Income Insurance Proceeds received by Beneficiary (the "NET INSURANCE PROCEEDS"), to Grantor for the Restoration of the Property.

         (c) For the purpose of this ARTICLE VII, "IMPAIRMENT OF THE SECURITY" shall mean any or all of the following: (i) any of the Leases for more than 15,000 square feet existing immediately prior to the damage, destruction, condemnation or casualty shall have been canceled, or shall contain any exercisable right to cancel as a result of the damage, destruction or casualty, (ii) the casualty or damage occurs during the last year of the term of the Loan; or (iii) Restoration of the Property is estimated to require more than one year to complete from the date of the occurrence.

         (d) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this ARTICLE VII, Grantor shall comply with Beneficiary's Requirements For Restoration as set forth in SECTION 7.04 below. Upon Grantor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing under the Loan Documents, Beneficiary shall pay any remaining Restoration Funds (as defined in SECTION 7.04 below) then held by Beneficiary to Grantor.

         (e) In the event that the conditions precedent to Beneficiary's disbursement of the Net Insurance Proceeds for the Restoration set forth in this Section have not been met, Beneficiary may, at its option, apply the Net Insurance Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare the entire Secured Indebtedness immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Grantor.

         SECTION 7.03 CONDEMNATION.

         (a) If the Property or any part of the Property is taken by reason of any condemnation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("CONDEMNATION"), BENEFICIARY shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("CONDEMNATION PROCEEDS"). At its option, Beneficiary shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Grantor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation.

         (b) In the event of any Condemnation of the Property, and regardless of whether Net Condemnation Proceeds are available therefor, Grantor shall commence and diligently pursue to completion the Restoration of the Property that has not been taken. Grantor assigns to Beneficiary all Condemnation Proceeds which Grantor is entitled to receive. In the event of any Condemnation, and provided that (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security, and (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value as that existing prior to the taking, then Beneficiary shall hold and disburse the Condemnation Proceeds, less the cost, if any, to Beneficiary of recovering the Condemnation Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "NET CONDEMNATION PROCEEDS"), to Grantor for the Restoration of the Property.

         (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Grantor shall comply with Beneficiary's Requirements For Restoration as set forth in SECTION 7.04 below. Upon Grantor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing under the Loan Documents, Beneficiary shall pay any remaining Restoration Funds (as defined in SECTION
7.04 below) then held by Beneficiary to Grantor.

         (d) In the event that the conditions precedent to Beneficiary's disbursement of the Net Condemnation Proceeds for the Restoration set forth in this Section have not been met, Beneficiary may, at its option, apply the Net Condemnation Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare the entire Secured Indebtedness immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Grantor.

         SECTION 7.04 REQUIREMENTS FOR RESTORATION. Unless otherwise expressly agreed in a writing signed by Beneficiary, the following are the Requirements For Restoration:

         (a) Prior to the commencement of any Restoration work (the "WORK"), Grantor shall provide Beneficiary for its review and written approval (i) complete plans and specifications for the Work which (A) have been approved by all required governmental authorities, (B) have been approved by an architect satisfactory to Beneficiary (the "ARCHITECT") and (C) are accompanied by Architect's signed statement of the total estimated cost of the Work (the "APPROVED PLANS AND SPECIFICATIONS"); (ii) the amount of money which Beneficiary reasonably determines will be sufficient when added to the Net Insurance Proceeds or Condemnation Proceeds to pay the entire cost of the restoration (collectively referred to as the "RESTORATION FUNDS"); (iii) evidence that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor satisfactory to Beneficiary (the "CONTRACTOR") in a form approved by Beneficiary in writing; and (v) a surety bond and/or guarantee of payment with respect to the completion of the Work. The bond or guarantee shall be satisfactory to Beneficiary in form and amount and shall be signed by a surety or other entities who are acceptable to Beneficiary.

         (b) Grantor shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Grantor shall have complied with the requirements of SUBSECTION (A) of this SECTION
7.04. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Beneficiary's discretion, waived, Beneficiary shall disburse the Restoration Funds in increments to Grantor, from time to time as the Work progresses:

         (i) Architect shall be in charge of the Work;

         (ii) Beneficiary shall disburse the Restoration Funds directly or through escrow with a title insurance company selected by Grantor and approved by Beneficiary, upon not less than ten (10) days, prior written notice from Grantor to Beneficiary and Grantor's delivery to Beneficiary of (A) Grantor's written request for payment (a "REQUEST FOR PAYMENT") accompanied by a certificate by Architect in a form satisfactory to Beneficiary which states that (1) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements, (2) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work, and (3) when added to all sums previously paid by Beneficiary, the requested amount does not exceed the value of the Work completed to the date of such certificate; and (B) evidence satisfactory to Beneficiary that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work. Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any (y) a title search or by other evidence satisfactory to Beneficiary that no mechanic's or materialmen's liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions;

         (iii) The final Request for Payment shall be accompanied by (A) a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements, (B) evidence that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements, (C) evidence that the costs of the Restoration have been paid in full, and (D) evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions.

         (c) If (i) within sixty (60) days after the occurrence of any damage, destruction or condemnation requiring Restoration, Grantor fails to submit to Beneficiary and receive Beneficiary's approval of plans and specifications or fails to deposit with Beneficiary, within thirty (30) days of Beneficiary's determination that additional amounts are necessary to accomplish the Restoration as provided in subparagraph (a) above, the additional amount so required, or (ii) after such plans and specifications are approved by all such governmental authorities and Beneficiary, Grantor fails to commence promptly or diligently continue to completion the Restoration, or (iii) Grantor becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (iv) there exists an Event of Default, then, in addition to all of the rights herein set forth and after ten (10) days' written notice of the non-fulfillment of one or more of these conditions, Beneficiary may apply the Restoration Funds to reduce the Secured Indebtedness in such order as Beneficiary may determine, and at Beneficiary's option and in its sole discretion, Beneficiary may declare the Secured Indebtedness immediately due and payable together with any applicable Prepayment Fee under and as such term is defined in the Note.

                                  ARTICLE VIII
                           REPRESENTATIONS OF GRANTOR

         SECTION 8.01 ERISA. Grantor hereby represents, warrants and covenants that: (a) it is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a "PLAN"); (b) Grantor's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; and (c) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets".

         SECTION 8.02. NON-RELATIONSHIP. Neither Grantor nor any partner, director, member, stockholder or officer of Grantor nor, to Grantor's knowledge, any person who is a Grantor's Constituent (as defined in SECTION
8.03 hereof) is (a) a director or officer of Metropolitan Life Insurance Company ("METLIFE"), (b) a parent, son or daughter of a director or officer of MetLife, or a descendent of any of them, (c) a stepparent, adopted child, stepson or stepdaughter of a director or officer of MetLife, or (d) a spouse of a director or officer of MetLife.

SECTION 8.03 NO ADVERSE CHANGE. Grantor represents and warrants that:

                  (a) there has been no material adverse change from the conditions shown in the application submitted for the Loan by Grantor ("APPLICATION") or in the materials submitted in connection with the Application in the credit rating or financial condition of Grantor or the Liable Parties, the partners, shareholders or members of Grantor or any entity which is a general partner, shareholder or member of Grantor, respectively as the case may be (collectively, "GRANTOR'S CONSTITUENTS").

                  (b) Grantor has delivered to Beneficiary true and correct copies of all Grantor's organizational documents and except as expressly approved by Beneficiary in writing, there have been no changes in Grantor's Constituents since the date that the Application was executed by Grantor.

                  (c) Neither Grantor, nor any Liable Parties or any of the Grantor's Constituents, is involved in any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Grantor, no such proceeding is contemplated or threatened.

                  (d) No part of the Property has been damaged and not repaired, nor taken in condemnation or any like proceeding, and no part of the Property has been transferred in lieu of condemnation or other like proceeding, nor is any such proceeding or like proceeding pending or threatened, nor is there any pending or threatened litigation or claim which might adversely affect the ownership or value of the Property.

                  (e) Neither Grantor, nor any tenant under any lease of any portion of the Property, is involved in any bankruptcy, reorganization or insolvency proceeding nor is Grantor in default in the performance of any obligation in the instruments evidencing, securing, supporting or transferring the Loan, nor will this transaction cause Grantor to be insolvent or declared an insolvent.

         SECTION 8.04 FOREIGN PERSON. Grantor represents and warrants that Grantor, nor any partner, member or stockholder of Grantor is or will be, held, directly or indirectly by a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, the International Investment and Trade Services Survey Act of 1976, the Agricultural Foreign Investment Disclosure Act of 1978, the Foreign Investment in Real Property Tax Act of 1980, the regulations promulgated pursuant to such acts or any amendments to such acts.

         SECTION 8.05 BROKER. Grantor represents that Madison Capital Advisers ("BROKER") is its broker in connection with the Loan and agrees to pay the fees of Broker. Beneficiary shall have no obligation for, and Grantor shall indemnify and hold Beneficiary harmless from, the payment of any brokerage commissions or fees of any kind and any legal fees and/or expenses incurred by Beneficiary in connection with any claims for brokerage commissions or fees with respect to the Loan. Grantor acknowledges that Beneficiary may be affiliated with, or may have been involved in other transactions with Broker, and Grantor agrees that it shall have no rights against Beneficiary or defenses to Grantor's obligations under the Loan Documents because of any such relationship.

                                   ARTICLE IX
                            EXCULPATION AND LIABILITY

          SECTION 9.01 LIABILITY OF GRANTOR.

         (a) Upon the occurrence of an Event of Default, except as provided in this SECTION 9.01, Beneficiary will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Grantor. However, nothing contained in this SECTION 9.01 shall limit the rights of Beneficiary to proceed against Grantor and the general partners of Grantor and/or the Liable Parties, if any, (i) to enforce any leases entered into by Grantor or its affiliates as tenant, guarantees, or other agreements entered into by Grantor in a capacity other than as borrower or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation, breach of warranty or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Grantor or which, under the terms of the Loan Documents, should have been paid to Beneficiary; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Grantor that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Beneficiary; (v) to recover Rents and Profits received by Grantor after the first day of the month in which an Event of Default occurs and prior to the date Beneficiary acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with the provisions of this Deed of Trust pertaining to Hazardous Materials or the Unsecured Indemnity Agreement;
(vii) to recover all amounts due and payable pursuant to SECTIONS 11.06 and
11.07 of this Deed of Trust; and/or (viii) to recover damages arising from Grantor's failure to comply with the provisions of this Deed of Trust pertaining to ERISA.

         (b) The limitation of liability set forth in this SECTION 9.01 shall not apply and the Loan shall be fully recourse in the event that Grantor (i) commences a voluntary bankruptcy or insolvency proceeding or an involuntary bankruptcy or insolvency proceeding is commenced against Grantor and is not dismissed within ninety (90) days of filing, or (ii) causes or permits a Transfer in violation of the provisions of ARTICLE X below, or (iii) incurs or permits the incurring of any financing in violation of the provisions of
SECTION 10.02 below, except as otherwise approved by Beneficiary in writing. In addition, this agreement shall not waive any rights which Beneficiary would have under any provisions of Title 11 of the United States Code (together with any successor statutes, the "BANKRUPTCY CODE") to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

                                    ARTICLE X
                   CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

SECTION 10.01 CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION.

         (a) Grantor shall not cause or permit, whether voluntary or by operation of law, without the prior written consent of Beneficiary, which consent may be withheld in its sole discretion: (i) all or any part of the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Grantor or in the partners, or stockholders, or members or beneficiaries of, Grantor or of any of Grantor's constituents; or (iii) any merger, reorganization, dissolution or other change in the ownership structure of Grantor or any of the general partners of Grantor, including, without limitation, any conversion of Grantor or any general partner of Grantor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "TRANSFERS").

         (b) The prohibitions on transfer shall not be applicable to (i) Transfers as a result of the death of a natural person who is Grantor, (ii) Transfers in connection with estate planning by a natural person to a spouse, son or daughter or descendant of either, a stepson or stepdaughter or descendant of either; (iii) Transfers, provided that, in the reasonable determination of Beneficiary, after giving effect to such Transfer, The Washington Corporation shall continue to maintain day-to-day management control over the Property and the business and affairs of Grantor and owns more than 51% of the beneficial interest in Grantor; or (iv) Transfers of up to 51% of the partnership interests in Grantor (consisting of 50% limited partner interests and one percent (1%) general partner interests) to Allied Capital Corporation (successor to Allied Capital Commercial Corporation) ("Allied") or an "affiliate" of Allied to secure the Secondary Financing (defined below) in connection with Allied's realization upon such interests in foreclosure or transfer in lieu of foreclosure thereunder, provided that, prior to or concurrent with any Transfers to Allied or its "affiliate" in foreclosure or in lieu thereof, Allied shall have assumed all of the obligations and liabilities of a Liable Party under the existing Guaranty Agreement and Unsecured Indemnity Agreement but only those obligations and liabilities attributable to events occurring after the date of such Transfer, and shall have executed, as of the date of such Transfer, a Guaranty Agreement and an Unsecured Indemnity Agreement in the same form as executed by the existing Liable Parties on even date herewith, subject to the foregoing limitation. For purposes of this SECTION 10.01(b), the term "affiliate" of a company means (a) an entity that directly or indirectly controls, is controlled by or is under common control with such company or
(b) an entity at least a majority of whose economic interest is owned by such company and the term "control"' means the power to direct, the management of such entity through voting rights, ownership or contractual obligations.

         SECTION 10.02 PROHIBITION ON SUBORDINATE FINANCING. Grantor shall not incur or permit the incurring of (a) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property or (b) any pledge or encumbrance of a partnership, member or shareholder or beneficial interest in Grantor. Notwithstanding the foregoing, the Property may be encumbered with the lien of the existing loan to Allied (the "SECONDARY FINANCING"), pursuant to that certain Deed of Trust and Security Agreement "B" dated as of November 20, 1997 and recorded on November 21, 1997 in Book 2860, Page 1530 with the Clerk of the Circuit Court of Arlington County, Virginia, provided that and if and for as long as each and all of the following conditions are met: (1) Allied shall continue, at all times, to be the holder of the Secondary Financing; (2) the aggregate indebtedness, including without limitation principal and interest, secured by the Secondary Financing shall not exceed $200,000; and (3) such Secondary Financing shall be subject and subordinate to the Loan in all respects and Allied shall not be permitted to exercise any of its remedies against Grantor, the Liable Parties, the Property or any tenant of the property without the prior written consent of Beneficiary. The Secondary Financing shall be subject to the terms of the Subordination Agreement between Allied and Beneficiary dated as of even date herewith.

         SECTION 10.03 RESTRICTIONS ON ADDITIONAL OBLIGATIONS. During the term of the Loan, Grantor shall not, without the prior written consent of Beneficiary, become liable with respect to any indebtedness or other obligation except for (a) the Loan, (b) the Secondary Financing, (c) Leases entered into in the ordinary course of owning and operating the Property for the Use, (d) other liabilities incurred in the ordinary course of owning and operating the Property for the Use but excluding any loans or borrowings, (e) liabilities or indebtedness disclosed in writing to and approved by Beneficiary on or before the Execution Date, and (f) any other single item of indebtedness or liability which does not exceed $25,000 or, when aggregated with other items or indebtedness or liability, does not exceed $100,000.

         SECTION 10.04 STATEMENTS REGARDING OWNERSHIP. Grantor agrees to submit or cause to be submitted to Beneficiary within thirty (30) days after December 31st of each calendar year during the term of this Deed of Trust and ten (10) days after any written request by Beneficiary, a sworn, notarized certificate, signed by an authorized (a) individual who is Grantor or one of the individuals comprising Grantor, (b) member of Grantor, (c) partner of Grantor or (d) officer of Grantor, as the case may be, stating whether (i) any part of the Property, or any interest in the Property, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; (ii) any conveyance, transfer, pledge or encumbrance of any interest in Grantor has been made by Grantor and if so, to whom; or (iii) there has been any change in the individual(s) comprising Grantor or in the partners, members, stockholders or beneficiaries of Grantor from those on the Execution Date, and if so, a description of such change or changes.

                                    ARTICLE XI
                              DEFAULTS AND REMEDIES

         SECTION 11.01 EVENTS OF DEFAULT. Any of the following shall be deemed to be a material breach of Grantor's covenants in this Deed of Trust and shall constitute an "EVENT OF DEFAULT":

         (a) The failure of Grantor to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Beneficiary or otherwise, within seven (7) days of the due date of such payment;

         (b) The failure of Grantor to perform or observe any other term, provision, covenant, condition or agreement under any Loan Document for a period of more than thirty (30) days after receipt of notice of such failure;

         (c) The filing by Grantor or one of the Liable Parties of a voluntary petition or application for relief in bankruptcy, the filing against Grantor of an involuntary petition or application for relief in bankruptcy which is not dismissed within ninety (90) day or Grantor's or Liable Parties' adjudication as a bankrupt or insolvent, or the filing by Grantor or Liable Parties of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or Grantor's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of Grantor or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making of any general assignment for the benefit of creditors, or the admission in writing of its inability to pay its debts generally as they become due;

         (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents by Grantor, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading;

         (e) If Grantor shall suffer or permit the Property, or any part of the Property, to be used in a manner that might (1) impair Grantor's title to the Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of the Property; or

         (f) If Liable Parties shall default under the Guaranty executed by Liable Parties in favor of Beneficiary.

         SECTION 11.02 REMEDIES UPON DEFAULT. Upon the happening of an Event of Default the Secured Indebtedness shall, at the option of Beneficiary, become immediately due and payable, without further notice or demand, and Beneficiary may undertake any one or more of the following remedies:

         (a) FORECLOSURE. Institute a foreclosure action in accordance with the law of the Commonwealth of Virginia, or take any other action as may be allowed, at law or in equity, for the enforcement of the Loan Documents and realization on the Property or any other security afforded by the Loan Documents. In the case of a judicial proceeding, Beneficiary may proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys' fees and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Beneficiary is the purchaser at the foreclosure sale of the Property, the foreclosure sale price shall be applied against the total amount due Beneficiary; and/or

         (b) POWER OF SALE.

         (i) Direct and empower Trustees to take possession of the Property and proceed to sell the Property, at public auction, for cash or credit, upon any terms Trustees shall deem appropriate. Before such sale at public auction is made, there shall first be required advertisement of the time, place and terms of sale either (A) for at least three (3) consecutive days, or (B) once a week for two (2) consecutive weeks, in a newspaper published or having a general circulation in the county or city in which the Property is located, either of which shall be at the option of Trustees. A copy of the notice of sale shall be sent by certified mail to Grantor no less than fourteen (14) days prior to the date of sale. Trustees shall have the right to make further public advertisement as they deem advisable. Beneficiary may become the purchaser of the Property so sold and no purchaser shall be required to see to the proper application of the purchase money. Grantor agrees that in addition to all other remedies and rights provided for in this Deed of Trust, this Deed of Trust shall be construed to impose and confer upon the parties hereto, and Beneficiary hereunder, all duties, right and obligations prescribed in Section 55-59 ET SEQ. of the Code of Virginia and in effect as of the date of the acknowledgment hereof, and further to incorporate herein the following provisions, by the short-term references below, of Sections 55-59 ET SEQ. and 55-60 of the Code of Virginia:

         EXEMPTIONS WAIVED

         SUBJECT TO [CALL] UPON DEFAULT

         RENEWAL, EXTENSION OR REINSTATEMENT PERMITTED

         SUBSTITUTION OF TRUSTEE PERMITTED.

Trustees shall deliver to the purchaser at any such trustee's sale its deed, without warranty, which shall convey to the purchaser the interest in the Property which Grantor has or has the power to convey at the time of the execution of this Deed of Trust, and such as it may have acquired hereafter. The Trustee's deed shall recite the facts showing that the sale was conducted in compliance with all the requirements of law and of this Deed of Trust, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrancers for value.

         (ii) If any or all of the Property or any estate or interest therein is to be sold under the provisions of this Deed of Trust, by virtue of a judicial sale or otherwise, it may be sold at public auction, as an entirety or in one or more parcels, by one sale or by several sales held at one time or at different times, with such postponement of any such sale as Trustees may deem appropriate and without regard to any right of Grantor or any other person to the marshaling of assets. Trustees shall hold such sale or sales at such time or times and at such place or places, and shall make sales upon such terms and conditions and after such previous public notice as required by law and as Trustees may deem appropriate. Beneficiary may bid and become the purchaser at any such sale, and shall, upon presentation of the Note or a true copy thereof at such sale, be credited for the unpaid balance due under the Note and any interest accrued and unpaid thereon, and any other amounts secured hereunder or such portion of such unpaid balance or interest or other sums evidenced by the Note and secured by this Deed of Trust as Beneficiary may specify, against any price bid by Beneficiary thereat. The terms of sale being complied with, Trustees shall convey to and at the cost of the purchaser at such sale Grantor's interest in so much of the Property as is so sold, free of and discharged from all estate, right, title or interest of Grantor at law or in equity, such purchaser being hereby discharged from all liability to see to the application of the purchase money.

         (iii) Upon sale of Grantor's interest in any or all of the Property, whether under the power of sale herein granted, or by other foreclosure or judicial proceedings, Trustees shall apply the proceeds of such sale, together with any other sum then held as security hereunder or due under any of the provisions hereof as part of the security of the Note after paying all expenses of obtaining possession of the Property and all expenses of sale, including attorneys' fees and a commission to the party making the sale equal to the commission allowed to trustees for making sales of property under orders or decrees of a court having competent jurisdiction; and all taxes and assessments which Trustees or Beneficiary deem it advisable or expedient to pay and all sums advanced, with interest thereon at the Default Rate (as such term is defined in the Note), as herein provided to the payment of the Secured Indebtedness and interest thereon to the date of payment, then due and owing by Grantor to Beneficiary, including the paying over the surplus, if any, less the expense, if any, of obtaining possession, to Grantor or any person entitled thereto upon the surrender and delivery to the purchaser of possession of the Property.

         (iv) Immediately upon the first insertion of any advertisement or notice of any such sale, there shall become due and owing by Grantor all expenses incident to such advertisement or notice, all court costs and all expenses incident to any foreclosure proceedings brought under this Deed of Trust or otherwise in connection with such sale, and a commission on the total amount of the Secured Indebtedness then due and owing equal to one-half of one percent (0.5%) of the commission allowed to trustees for making sales of property under orders or decrees of a court having competent jurisdiction, and no party shall be required to receive the principal, interest and prepayment fee only of the Secured Indebtedness in satisfaction thereof unless it is accompanied by a tender of payment of such expenses, costs and commissions.

         (v) Notwithstanding the relationship of the parties constituting Grantor, and as an express inducement to Beneficiary to make the loan or loans secured hereby, and for other good and valuable consideration to Grantor in hand paid, receipt whereof is hereby acknowledged, Grantor does hereby waive for itself (as well as all of its partners), its successors and assigns, in the event of foreclosure of this Deed of Trust, any equitable right, otherwise available to it, in respect to marshaling of assets hereunder.

         (vi) in the event of a sale of part of, or interest in, the Property in satisfaction of part of the debt secured by this Deed of Trust, this Deed of Trust shall, as to the remaining part of, or interest in, the Property, continue as a lien for the remainder of the debt.

         (c) ENTRY. Enter into possession of the Property, lease the Improvements, collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Beneficiary, in Beneficiary's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Property and fees and costs of counsel and receivers, and in reduction of the Secured Indebtedness; and/or

         (d) RECEIVERSHIP. Have a receiver appointed to enter into possession of the Property, lease the Property, collect the Rents and Profits and apply them as the appropriate court may direct. Beneficiary shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Grantor or any Liable Parties. Grantor and Liable Parties shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any of the Rents and Profits by Beneficiary or any receiver shall not affect or cure any Event of Default.

   NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS HEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

         SECTION 11.03 APPLICATION OF PROCEEDS OF SALE. In the event of a sale of the Property pursuant to SECTION 11.02 of this Deed of Trust, to the extent permitted by law, the Beneficiary shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Secured Indebtedness; any accrued interest; any Prepayment Fee; and any other amounts owed under any of the Loan Documents.

         SECTION 11.04 WAIVER OF JURY TRIAL. To the fullest extent permitted by law, Grantor and Beneficiary HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY in any action, proceeding and/or hearing on any matter whatsoever arising out of, or in any way connected with, the Note, this Deed of Trust or any of the Loan Documents, or the enforcement of any remedy under any law, statute, or regulation. Neither party will seek to consolidate any such action in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived. Each party has received the advice of counsel with respect to this waiver.

         SECTION 11.05 BENEFICIARY'S RIGHT TO PERFORM GRANTOR'S OBLIGATIONS. Grantor agrees that, if Grantor fails to perform any act or to pay any money which Grantor is required to perform or pay under the Loan Documents, Beneficiary may make the payment or perform the act at the cost and expense of Grantor and in Grantor's name or in its own name. Any money paid by Beneficiary under this SECTION 11.05 shall be reimbursed to Beneficiary in accordance with SECTION 11.06.

         SECTION 11.06 BENEFICIARY REIMBURSEMENT. All payments made, or funds expended or advanced by Beneficiary pursuant to the provisions of any Loan Document, shall (a) become a part of the Secured Indebtedness, (b) bear interest at the Interest Rate (as defined in the Note) from the date such payments are made or funds expended or advanced, (c) become due and payable by Grantor upon demand by Beneficiary, and (d) bear interest at the Default Rate (as defined in the Note) from the date of such demand. Grantor shall reimburse Beneficiary within ten (10) days after receipt of written demand for such amounts.

         SECTION 11.07 FEES AND EXPENSES. Grantor shall pay or, on demand, reimburse Beneficiary for the payment of, all recording and filing fees, abstract fees, title insurance premiums and fees, U.C.C. search fees, escrow fees, reasonable attorneys' fees, and disbursements and such other fees and expenses as may be reasonably incurred by Grantor or Beneficiary in connection with the granting, administration, closing and consummation (including, without limitation, the preparation, negotiation, delivery and execution of this Deed of Trust, the Note, any of the other Loan Documents, the Guaranty and the Unsecured Indemnity Agreement) of the transactions contemplated hereunder or under the other Loan Documents, or otherwise attributable or chargeable to Grantor as owner of the Property. If Beneficiary becomes a party (by intervention or otherwise) to any action or proceeding affecting, directly or indirectly, Grantor, the Property or the title thereto or Beneficiary's interest under this Deed of Trust, or employs an attorney to collect any of the Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Grantor shall reimburse Beneficiary in accordance with SECTION
11.06 for all expenses, costs, charges and legal fees incurred by Beneficiary (including, without limitation, the fees and expenses of experts and consultants), whether or not suit is commenced.

         SECTION 11.08 WAIVER OF CONSEQUENTIAL DAMAGES. Grantor covenants and agrees that in no event shall Beneficiary be liable for consequential damages, and to the fullest extent permitted by law, Grantor expressly waives all existing and future claims that it may have against Beneficiary for consequential damages.

         SECTION 11.09 ATTORNEY-IN-FACT. Grantor hereby irrevocably appoints and constitutes Beneficiary as Grantor's true and lawful attorney-in-fact, coupled with an interest and with full power of substitution, for the purpose of taking any of the actions described herein and all acts incidental thereto including, without limitation, the right to collect and receive the Rents and Profits and to preserve any rights of Grantor whatsoever in respect of any part of the Property. Grantor hereby releases, discharges and waives all claims of any kind or nature against Beneficiary arising out of any action taken or omission made by Beneficiary in exercising such authority. The exercise by Beneficiary of any of its options or rights pursuant to this Deed of Trust shall not be considered a waiver by Beneficiary of any default or Event of Default by Grantor under the Note or this Deed of Trust or any of the other Loan Documents.

         SECTION 11.10 INDEMNIFICATION OF TRUSTEES. Except for gross negligence and willful misconduct, Trustees shall not be liable for any act or omission or error of judgment. Trustees may rely on any document believed by it in good faith to be genuine. All money received by Trustees shall be held in trust, but need not be segregated (except to the extent required by law), until used or applied as provided in this Deed of Trust. Trustees shall not be liable for interest on the money. Grantor shall protect, indemnify and hold harmless Trustees against all liability and expenses which Trustees may incur in the performance of its duties.

         SECTION 11.11 ACTIONS BY TRUSTEES. At any time, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any entity or the Liable Parties for payment of the Secured Indebtedness or the effect of this Deed of Trust upon the remainder of the Property, Trustees may take such actions as Beneficiary may request which are permitted by this Deed of Trust or by applicable law.

         SECTION 11.12 SUBSTITUTION OF TRUSTEES. Beneficiary has the power and shall be entitled, at any time and from time to time, in its sole discretion and without cause, to remove Trustees or any successor trustee and to substitute and appoint another trustee or trustees (either corporate or individual) in the place and stead of Trustees or any successor trustee, by written instrument duly executed and recorded in the Office of the Register of Deeds of the County where the Property is situated, which instrument shall be conclusive proof of the proper substitution and appointment of such successor trustee or trustees, who shall have the rights, title, estate, powers, duties and privileges of the predecessor trustee, without the necessity of any conveyance from such predecessor. Trustee shall have the right to resign as trustee hereunder at any time upon not less than ten (10) days' prior written notice to Grantor and Beneficiary, in which event Lender shall exercise the right to appoint a successor trustee pursuant to this Section before such resignation becomes effective.

                                   ARTICLE XII
                    GRANTOR AGREEMENTS AND FURTHER ASSURANCES

         SECTION 12.01 PARTICIPATION AND SALE OF LOAN.

         (a) Beneficiary may sell, transfer or assign its entire interest or one or more participation interests in the Loan and the Loan Documents, the Unsecured Indemnity Agreement and the Guaranty, at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan and may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities"). Beneficiary may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities (collectively, the "INVESTOR"), any prospective Investor or any rating agency rating or assigning value to such Securities, all documents and information which Beneficiary now has or may hereafter acquire relating to the Secured Indebtedness and to Grantor or any Liable Parties and the Property, whether furnished by Grantor, any Liable Parties or otherwise, as Beneficiary determines necessary or desirable.

         (b) Grantor will cooperate with the Beneficiary and the rating agencies in furnishing such information and providing such other assistance, reports and legal opinions as the Beneficiary may reasonably request in connection with any such transaction. In addition, Grantor acknowledges that Beneficiary may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, leases, rent rolls, and all other materials, documents and information in Beneficiary's possession or which Beneficiary is entitled to receive under the Loan Documents, with respect to the Loan, Grantor, Liable Parties or the Property. Grantor shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Grantor or any Liable Parties as may be requested by Beneficiary, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest. Grantor and Liable Parties shall provide estoppel certificates and any other documents to such Investor, such prospective Investors and/or such Rating Agency as may reasonably be required by Beneficiary.

         (c) Grantor hereby covenants and agrees that, in the event Beneficiary exercises its right to sell, transfer or assign all or part of its interests in the Loan pursuant to this SECTION 12.01 and the Investor or the rating agency requires the use of a lockbox agreement, Grantor shall, within 30 days after receiving a written notice from Beneficiary thereof, deliver to Beneficiary an active present lockbox agreement and assignment to Beneficiary of the Rents and Profits (the "LOCKBOX AGREEMENT"). The Lockbox, Agreement shall be in a form reasonably requested by Beneficiary and shall require tenants under the Leases to pay all Rents and Profits directly to the depository institution selected by Investor to accept Rents and Profits. The Rents and Profits so paid shall be applied to pay debt service for the Loan and any other payments required by Investor, including, without limitation, escrows for Impositions, Premiums and other escrows; or reserves required by Investor, due in connection with the Property and the balance, if any, shall be returned to Grantor.

         SECTION 12.02 REPLACEMENT OF NOTE. Upon notice to Grantor of the loss, theft, destruction or mutilation of the Note, Grantor will execute and deliver, in lieu of the original Note, a replacement note, identical in form and substance to the Note and dated as of the Execution Date. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the Note shall refer to the replacement note.

         SECTION 12.03 GRANTOR'S ESTOPPEL. Within ten (10) business days after a request by Beneficiary, Grantor shall furnish an acknowledged written statement in form satisfactory to Beneficiary (a) setting forth the amount of the Secured Indebtedness, (b) stating either that no offsets or defenses exist against the Secured Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (c) stating whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (d) any other matters as Beneficiary may reasonably request. If Grantor does not furnish an estoppel certificate within the 10-day period, Grantor appoints Beneficiary as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

         SECTION 12.04 FURTHER ASSURANCES. Grantor shall, without expense to Beneficiary, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Beneficiary shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Beneficiary the Property and rights conveyed or assigned by this Deed of Trust or which Grantor may become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording this Deed of Trust. If Grantor fails to comply with the terms of this Section, Beneficiary may, at Grantor's expense, perform Grantor's obligations for and in the name of Grantor, and Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact to do so. The appointment of Beneficiary as attorney-in-fact is coupled with an interest.

         SECTION 12.05 SUBROGATION. Beneficiary shall be subrogated to the lien of any and all encumbrances against the Property paid out of the proceeds of the Loan and to all of the rights of the recipient of such payment.

                                   ARTICLE XIII
                               SECURITY-AGREEMENT

         SECTION 13.01 SECURITY AGREEMENT. This Deed of Trust creates a lien on the property. In addition, to the extent the Property is Personal Property or fixtures under applicable law, this Deed of Trust constitutes a security agreement under the Virginia Uniform Commercial Code (the "U.C.C.") and any other applicable law and is filed as a fixture filing. Upon the occurrence of an Event of Default, Beneficiary may, at its option, pursue any and all rights and remedies available to a secured party with respect to any portion of the Property, and/or Beneficiary may, at its option, proceed as to all or any part of the Property in accordance with Beneficiary's rights and remedies with respect to the lien created by this Deed of Trust. This financing statement shall remain in effect as a fixture filing until this Deed of Trust is released or satisfied of record.

         SECTION 13.02 REPRESENTATIONS AND WARRANTIES. Grantor represents, warrants and covenants as follows:

         (a) Grantor owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Beneficiary in writing. Grantor will notify Beneficiary of, and will protect, defend and indemnify Beneficiary against, all claims and demands of all persons at any time claiming any rights or interest in the Personal Property.

         (b) The Personal Property has not been used and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Grantor's business.

         (c) Grantor will not remove the Personal Property without the prior written consent of Beneficiary, except the items of Personal Property which are consumed or worn out in ordinary usage shall be promptly replaced by Grantor with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

         SECTION 13.03 CHARACTERIZATION OF PROPERTY. The grant of a security interest to Beneficiary in this Deed of Trust shall not be construed to limit or impair the lien of this Deed of Trust or the rights of Beneficiary with respect to any property which is real property or which the parties have agreed to treat as real property. To the fullest extent permitted by law, everything used in connection with the production of Rents and Profits is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the Land and/or Improvements.

         SECTION 13.04 PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS. It is understood and agreed that in order to protect Beneficiary from the effect of U.C.C. Section 9-313, as amended from time to time and as enacted in the Commonwealth of Virginia, in the event that Grantor intends to purchase any goods which may become fixtures attached to the Property, or any part of the Property, and such goods will be subject to a purchase money security interest held by a seller or any other party:

         (a) Before executing any security agreement or other document evidencing or perfecting the security interest, Grantor shall obtain the prior written approval of Beneficiary. All requests for such written approval shall be in writing and contain the following information: (i) a description of the fixtures (ii) the address at which the fixtures will be located; and
(iii) the name and address of the proposed holder and proposed amount of the security interest.

         (b) Grantor shall pay all sums and perform all obligations secured by the security agreement. A default by Grantor under the security agreement shall constitute a default under this Deed of Trust. If Grantor fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Beneficiary, at its option, may pay the secured amount and Beneficiary shall be subrogated to the rights of the holder of the purchase money security interest.

         (c) Beneficiary shall have the right to acquire by assignment from the holder of the security interest for the Personal Property or fixtures, all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of indebtedness and to enforce the security interest as assignee.

         (d) The provisions of SUBPARAGRAPHS (B) and (C) of this SECTION
13.04 shall not apply if the goods which may become fixtures are of at least equivalent value and quality as the Personal Property being replaced and if the rights of the party holding the security interest are expressly subordinated to the lien and security interest of this Deed of Trust in a manner satisfactory to Beneficiary.

                                   ARTICLE XIV
                             MISCELLANEOUS COVENANTS

         SECTION 14.01 NO WAIVER. No single or partial exercise by Beneficiary, or delay or omission in the exercise by Beneficiary, of any right or remedy under the Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Beneficiary shall at all times have the right to proceed against any portion of, or interest in, the Property without waiving any other rights or remedies with respect to any other portion of the Property. No right or remedy under any of the Loan Documents is intended to be exclusive of any other right or remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

         SECTION 14.02 NOTICES. All notices, demands and requests given or required to be given by, pursuant to, or relating to, this Deed of Trust shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service.

         SECTION 14.03 HEIRS AND ASSIGNS; TERMINOLOGY.

         (a) This Deed of Trust applies to Beneficiary and Grantor, and their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Grantor" shall include both the original Grantor and any subsequent owner or owners of any of the Property.

         (b) In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

         Section 14.04 SEVERABILITY. If any provision of this Deed of Trust should be held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Deed of Trust except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Beneficiary may, at its option, declare the Secured Indebtedness immediately due and payable.

         SECTION 14.05 APPLICABLE LAW. This Deed of Trust shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

         SECTION 14.06 CAPTIONS. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Deed of Trust.

         SECTION 14.07 TIME OF THE ESSENCE. Time shall be of the essence with respect to all of Grantor's obligations under this Deed of Trust and the other Loan Documents.

         SECTION 14.08 NO MERGER. In the event that Beneficiary should become the owner of the Property, there shall be no merger of the estate created by this Deed of Trust with the fee estate in the Property.

         SECTION 14.09 NO MODIFICATIONS. This Deed of Trust may not be changed, amended or modified, except in a writing expressly intended for such purpose and executed by Grantor and Beneficiary.

         SECTION 14.10 ENTIRE AGREEMENT. This Deed of Trust, the Note, the other Loan Documents, the Guaranty and the Unsecured Indemnity Agreement constitute the entire agreement between Grantor and Beneficiary with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

         SECTION 14.11 COUNTERPARTS. This Deed of Trust may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Signature and acknowledgment pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature and acknowledgment pages are physically attached to the same instrument.

         SECTION 14.12 NO THIRD-PARTY BENEFICIARIES. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

         SECTION 14.13 COMMERCIAL LOAN. Grantor hereby represents and warrants that it is a business or commercial organization organized for the purpose of holding, developing and managing real estate for profit within the meaning of Section 6.1-330.76 of the Code of Virginia and further represents and warrants that the loan was made and transacted solely for the purpose of carrying on or acquiring a business or commercial investment.

         SECTION 14.14 EFFECTIVE DATE. The effective date of this Deed of Trust shall be the date on the first page hereof notwithstanding that this Deed of Trust may have been executed and acknowledged on a date prior to such date.

                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Grantor has executed this Deed of Trust under seal, or has caused this Deed of Trust to be executed by its duly authorized representative(s) as of the Execution Date.

WITNESS:


                           ARLINGTON SQUARE LIMITED PARTNERSHIP,
                            a Virginia limited partnership


                           By: Arlington Square, Inc., a Virginia corporation,
                               general partner


/s/ Pricilla D. Okay          By: /s/ William N. Demas  [SEAL]
-------------------------         -----------------------------
                                      William N. Demas
                                      President

STATE OF DISTRICT OF )
         -----------
                     )ss.:
COUNTY OF  COLUMBIA  )
          ----------

          On this 24th day of November, 1998, before me personally came William N. Demas, to me known, who, being by me duly sworn, did depose and say that he is the President of Arlington Square, Inc., the general partner of Arlington Square Limited Partnership, the limited partnership described in and which executed the within instrument as Grantor; and that he signed his name thereto in such capacity on behalf of said entity as general partner of and on behalf of said limited partnership.



                                           Veronica Jenkins
                                           ----------------------------------
                                           Notary Public


My Commission Expires:
                       ------------------------------------------


[SEAL]                                VERONICA JENKINS
                             NOTARY PUBLIC. DISTRICT OF COLUMBIA
                            \My Commission Expires April 30, 2003

                                  EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE LAND

         Parcel A, ARLINGTON SQUARE, as duly dedicated, platted, and recorded in Deed Book 2210, page 994, among the land records of Arlington County, Virginia.

                                EXHIBIT "B"

                             LEASING GUIDELINES

"LEASING GUIDELINES" shall mean the guidelines approved in writing by Beneficiary, from time to time, with respect to the leasing of the Property. The following are the initial Leasing Guidelines:

         (a) All Leases shall be on the standard form of lease approved by Beneficiary in writing;

         (b) All Leases shall have an initial term of at least five (5) years but not more than ten (10) years;

         (c) None of the Leases shall be for more than 15,000 square feet of net leasable area or a full floor, whichever is greater;

         (d) All Leases shall have an annual minimum rent payable (including concessions) which is comparable to the then-prevailing market annual minimum rent (including concessions) then being charged under new leases for similar space in Class A office buildings in the Arlington, Virginia metropolitan area;

         (e) No Leases shall be entered into if there is an Event of Default under any of the Loan Documents;

         (f) All "net" Leases shall contain provisions requiring the tenants to pay its proportionate share of operating expenses and taxes and all other Leases shall contain provisions requiring the tenant to pay, after the first year, its proportionate share of increases in taxes and operating expenses; and

         (g) All Leases shall be subordinate to the lien of this Deed of Trust, but shall provide that Beneficiary may elect to make the Lease superior to this Deed of Trust and shall require the tenant to attorn to Beneficiary.

         (h) The aggregate net leasable area which may be leased by Grantor pursuant to these Leasing Guidelines without the prior written consent of Beneficiary shall not exceed one half (.50) of the aggregate net leasable area of the Property.

                                  EXHIBIT "C"

                      SPECIFIC ITEMS OF PERSONAL PROPERTY

                              TOOLS AND EQUIPMENT
                                   INVENTORY
                             ARLINGTON SQUARE BLDG.


  NO.               EQUIPMENT:
-------    -------------------------------
    1      Xerox Memory Writer/Typewriter
    6      Tool Carts
    4      Tool Bags
   35      Hand Tools
    1      Key Cutting Machine
    1      Snowblower
    1      Power Washer with Accessories
    1      Lawn Mower
    1      Welding Tank/Accessories
    1      Drill Press
    1      Computer Freon Scale
    1      Hand Pipe Threader w dies
   10      Hand Tools
    1      Freon Recovery Unit
    2      Answering Machines
    1      Fax Copier
    1      Leaf Blower
    1      Paint Sprayer
    1      Air Compressor
    5      Hand Tools

              FURNITURE, PHONES

    1      Desk
    1      Credenza
    1      File
    4      Chairs
    2      Phones
    1      6' X 12' Misc Storage Shelving
    3      Workbenches/Organizers
    1      Hazardous Materials Locker

            COMPUTERS. PRINTERS. ETC
    1      Computer with Monitor
    1      Printer

                 VEHICLES

    1      1997 Dodge Pick-up Truck